Exhibit 23.3
CONSENT OF QUALIFIED PERSON

I, Andrew Issel, in connection with the Annual Report on Form 10-K for the year ended December 31, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-258522) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2 through 9, 11, 17, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 15, 2023

/s/ Andrzej (Andrew) H. Issel
Name:	Andrzej (Andrew) H. Issel, P.Geo., RM-SME
Title:	Director Resource Estimation and Reporting- PT-FI Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Ian Edgar, in connection with the Annual Report on Form 10-K for the year ended December 31, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-258522) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 12, 13, 15, 16, 18 through 26, and corresponding sections of the Executive Summary.

Dated February 15, 2023

/s/ Ian Edgar
Name:	Ian Edgar, RM-SME
Title:	Vice President Underground Planning Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Erik David Seymour, in connection with the Annual Report on Form 10-K for the year ended December 31, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the Form 10-K), consent to:

•the filing and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Grasberg Minerals District” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 10-K and any such Technical Report Summary; and
•the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I also consent to the incorporation by reference in Registration Statements on Form S-8 (Nos. 333-105535; 333-115292; 333-136084; 333-147413; 333-189047; and 333-212523) and Registration Statement on Form S-3 (No. 333-258522) of the above items as included in the Form 10-K.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•Sections 2, 10, 14, 21 through 26, and corresponding sections of the Executive Summary.

Dated February 15, 2023

/s/ Erik David Seymour
Name:	Erik David Seymour, RM-SME
Title:	Manager Geometallurgy and Strategic Planning Freeport-McMoRan Inc.